SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 11, 2002



                           CYNTECH TECHNOLOGIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Utah                        000-30370              87-0443172
              ----                        ---------              ----------
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)

        4305 Derbyshire Trace, SE
               Conyers, GA                                          30094
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(Address of Principal Executive Offices)                         (Zip Code)

                                  770-760-8732
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On April 11, 2002, Cyntech Technologies, Inc., through its wholly-owned subsidiary, Cyntech Fuels of Chambers County, LLC, entered into a nonbinding Letter of Intent with Feighner Investments, LLC, concerning the purchase of a currently nonoperating refinery property located in Chambers County, Texas.

         J.W. Feighner, Jr., a director and principal stockholder of Cyntech Technologies, Inc., is also a principal of Feighner Investments, LLC.

         Under the terms of the Letter of Intent, the parties must close the purchase agreement on or before August 29, 2002. The purchase price is expected to be a total of $1,900,000, payable in cash at closing of $1,000,000 and a promissory note for the remaining $900,000, as well as a 25% interest in a limited partnership to be formed with Cyntech Fuels of Chambers County, LLC, as the general partner, and Feighner Investments, LLC, as a limited partner. Under the proposed limited partnership agreement, Cyntech Technologies, Inc., would repurchase the 25% interest in the limited partnership from Feighner Investments, LLC, within five years from the date of closing of the purchase agreement, for a price of $1,000,000.

         Cyntech Technologies, Inc., and Feighner Investments, LLC, are continuing to negotiate the terms of the definitive purchase agreement.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         (a)      Financial Statements of Businesses Acquired.  n/a
         (b)      Pro Forma Financial Information.  n/a
         (c)      Exhibits.  n/a



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CYNTECH TECHNOLOGIES, INC.


Date: April 12, 2002                  By   /s/ R. Frank Meyer
                                         --------------------------------------
                                            R. Frank Meyer, President, Chief
                                            Executive Financial and Accounting
                                            Officer

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